EXHIBIT 10.6

FOURTH AMENDMENT

TO

ADDENDUM TO WHOLESALE SECURITY AGREEMENT

This Fourth Amendment to Addendum to Wholesale Security Agreement (the “Security Agreement”) is by and between General Electric Capital Corporation (“Secured Party”) and each of the below signed debtors (individually a “Debtor” and collectively the “Debtors”) and shall modify, be attached to and specifically incorporated into that certain Addendum to Wholesale Security Agreement dated September 20, 2005, (as amended, the “Addendum”).

Effective upon the date hereof, Secured Party and Debtors agree that notwithstanding anything to the contrary in Paragraph 8 of the Addendum, Debtors, in the aggregate, may prepay up to 50% of the Internal Credit Limits established by Secured Party, but not to exceed at any one time $100,000,000 plus 40% of the difference between the Priority Inventory Wholesale Advances and  $285,000,000.

Except as expressly modified herein, all the terms and conditions in the Security Agreement shall remain in full force and effect and any capitalized terms not defined herein shall have the same meaning as set forth in the Security Agreement.

DATE:   May 21, 2007

Rush Medium Duty Truck Centers of Colorado, Inc.

Rush Truck Centers of Alabama, Inc.

Rush Truck Centers of Arizona, Inc.

Rush Truck Centers of California, Inc.

Rush Truck Centers of Colorado, Inc.

Rush Truck Centers of Florida, Inc.

Rush Truck Centers of Georgia, Inc.

Rush Truck Centers of New Mexico, Inc.

Rush Truck Centers of Oklahoma, Inc.

Rush Truck Centers of Tennessee, Inc.

Rush GMC Truck Center of El Paso, Inc.

Rush GMC Truck Center of Phoenix, Inc.

Rush GMC Truck Center of San Diego, Inc.

Rush GMC Truck Center of Tucson, Inc.

By:	/s/ W.M. “Rusty” Rush

Name:	W. M. “Rusty” Rush

Title:	President

Rush Truck Centers of Texas, L.P., a

Texas limited partnership

By:	RUSHTEX, INC., a Delaware corporation
General Partner

By:	/s/ W.M. “Rusty” Rush

Name: W. M. “Rusty” Rush

Title: President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ C. Daniel Clark

Name:	C. Daniel Clark

Title:	President and General Manager

GUARANTOR CONSENT

The undersigned Guarantor consents to the within Amendment to Addendum to Security Agreement and agrees that it will not impair Guarantor’s obligations to General Electric Capital Corporation.

GUARANTOR:  RUSH ENTERPRISES, INC.

By:	/s/ W.M. “Rusty” Rush
Name: W. M. “Rusty” Rush
Title: President